                                  FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


      Date of Report (Date of Earliest Event Reported) December 2, 1996


               CURRENT REPORT PURSUANT TO SECTION 13 or 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                       Commission file number: 1-13418


                       FALCON BUILDING PRODUCTS, INC.
           (Exact Name of Registrant as Specified in Its Charter)


                  DELAWARE                          36-3931893
      (State or Other Jurisdiction of           (I.R.S. Employer
       Incorporation or Organization)          Identification No.)


                          TWO NORTH RIVERSIDE PLAZA
                           CHICAGO, ILLINOIS 60606
                   (Address of Principal Executive Office)

                               (312) 906-9700

            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
 (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                   REPORT)

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ITEM 5.  OTHER EVENTS

On December 2, 1996 Falcon Building Products, Inc. (the "Company") issued a press release regarding the Board of Directors' decision to explore a broad range of strategic alternatives to enhance shareholder value in the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 Press release dated December 2, 1996 issued by Falcon Building Products, Inc.




                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FALCON BUILDING PRODUCTS, INC.




                                   By:  /s/ Sam A. Cottone
                                        ------------------
                                        Sam A. Cottone
                                        Senior Vice President and
                                        Chief Financial Officer



Dated:  December 2, 1996